Exhibit 10.1

Execution Version

EXTENSION AGREEMENT

June 26, 2025

Citibank, N.A.,
as Administrative Agent
under the Credit Agreement
referred to below

Ladies and Gentlemen:

The undersigned hereby agrees to extend, effective June 26, 2025, the Maturity Date under that certain Amended and Restated Credit Agreement, dated as of June 26, 2023, among Molson Coors Beverage Company, Molson Coors Brewing Company (UK) Limited, Molson Canada 2005, Molson Coors Canada Inc. and Molson Coors International LP, the other Borrowing Subsidiaries from time to time party thereto, the Lenders and Issuing Banks from time to time party thereto and Citibank, N.A., as Administrative Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), for one year to June 26, 2030. Terms defined in the Credit Agreement are used herein with the same meaning.

This Extension Agreement is subject to satisfaction of the conditions set forth in Section 2.08(f) of the Credit Agreement.

This Extension Agreement shall be construed in accordance with and governed by the law of the State of New York.

[Remainder of Page Intentionally Left Blank]

CITIBANK, N.A., as Administrative Agent

By:	/s/ Daniel Boselli
	Name:	Daniel Boselli
	Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

CITIBANK, N.A.

By:	/s/ Daniel Boselli
	Name:	Daniel Boselli
	Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

Bank of America, N.A.

By:	/s/ Ryan Van Stedum
	Name:	Ryan Van Stedum
	Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

GOLDMAN SACHS BANK USA

By:	/s/ Ananda DeRoche
	Name:	Ananda DeRoche
	Title:	Authorized Signatory

[Signature Page to Extension Agreement – Molson Coors (2025)]

BANK OF MONTREAL, Chicago Branch

By:	/s/ Jamie Kovatchis
	Name:	Jamie Kovatchis
	Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

BANK OF MONTREAL, Canada Branch

By:	/s/ Ben Suissa
	Name:	Ben Suissa
	Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

BANK OF MONTREAL, London Branch

By:	/s/ Andrew Nelson
	Name:	Andrew Nelson
	Title:	Director

By:	/s/ Richard Pittam
	Name:	Richard Pittam
	Title:	Managing Director

[Signature Page to Extension Agreement – Molson Coors (2025)]

Capital One National Association

By:	/s/ David Guettlein
	Name:	David Guettlein
	Title:	Authorized Signer

[Signature Page to Extension Agreement – Molson Coors (2025)]

JPMorgan Chase Bank, N.A.

By:	/s/ James Kyle O’Donnell
	Name:	James Kyle O’Donnell
	Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

MIZUHO BANK, LTD.

By:	/s/ Tracy Rahn
	Name:	Tracy Rahn
	Title:	Managing Director

[Signature Page to Extension Agreement – Molson Coors (2025)]

Royal Bank of Canada

By:	/s/ Emily Grams
	Name:	Emily Grams
	Title:	Authorized Signatory

[Signature Page to Extension Agreement – Molson Coors (2025)]

The Bank of Nova Scotia

By:	/s/ Eugene Dempsey
	Name:	Eugene Dempsey
	Title:	Director

[Signature Page to Extension Agreement – Molson Coors (2025)]

U.S. Bank National Association

By:	/s/ Christi K. Shaw
	Name:	Christi K. Shaw
	Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

UNICREDIT BANK GmbH, NEW YORK BRANCH

By:	/s/ Kimberly Sousa
	Name:	Kimberly Sousa
	Title:	Managing Director

By:	/s/ Stephan Stoffel
	Name:	Stephan Stoffel
	Title:	Associate Director

[Signature Page to Extension Agreement – Molson Coors (2025)]

ING Bank N.V., Dublin Branch

By:	/s/ Louise Gough
	Name:	Louise Gough
	Title:	Director

By:	/s/ Padraig Matthews
	Name:	Padraig Matthews
	Title:	Director

[Signature Page to Extension Agreement – Molson Coors (2025)]

MORGAN STANLEY BANK, N.A.

By:	/s/ Michael King
	Name:	Michael King
	Title:	Authorized Signatory

[Signature Page to Extension Agreement – Molson Coors (2025)]

Lloyds Bank Corporate Markets, plc

By:	/s/ Catherine Lim
	Name:	Catherine Lim
	Title:	Assistant Vice President

By:	/s/ Tina Wong
	Name:	Tina Wong
	Title:	Assistant Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

PNC Bank, National Association

By:	/s/ Naml Muhammad
	Name:	Naml Muhammad
	Title:	Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

PNC Bank, Canada Branch

By:	/s/ Caroline M Stade
	Name:	Caroline M Stade
	Title:	Senior Vice President

[Signature Page to Extension Agreement – Molson Coors (2025)]

The Northern Trust Company

By:	/s/ Lisa DeCristofaro
	Name:	Lisa DeCristofaro
	Title:	SVP

[Signature Page to Extension Agreement – Molson Coors (2025)]

Agreed and accepted:

MOLSON COORS BEVERAGE COMPANY

By:	/s/ Patrick Porter
	Name:	Patrick Porter
	Title:	Vice President and Treasurer

[Signature Page to Extension Agreement – Molson Coors (2025)]